                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                AMENDMENT NO. 1
                                      TO
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          September 27, 2001
                                                --------------------------------


                   Wells Real Estate Investment Trust, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Maryland
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


         0-25739                                            58-2328421
-------------------------------                   ------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


         6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

        Wells Real Estate Investment Trust, Inc. (the "Registrant") hereby amends its Current Report on Form 8-K, dated September 27, 2001, to provide the required financial statements of the Registrant relating to the acquisitions by the Registrant of the Nissan Property located in Houston, Texas, the Ingram Micro Distribution Facility located in Millington, Tennessee and the Lucent Building located in Cary, North Carolina, as described in such Current Report.

Item 7. Financial Statements and Exhibits.

        (a)  Financial Statements.  The following financial statements of the
             --------------------
Registrant are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:

Ingram Micro Distribution Facility                                                     Page
        Report of Independent Accountants                                              F-1

        Statements of Certain Operating Expenses in Excess of Revenues for             F-2
        the year ended December 31, 2000 (audited) and for the six months ended June 30, 2001 (unaudited)

        Notes to Statements of Certain Operating Expenses in Excess of                 F-3
        Revenues for the year ended December 31, 2000 (audited) and for the six months ended June 30, 2001 (unaudited)

Lucent Building

        Report of Independent Accountants                                              F-4

        Statements of Certain Operating Expenses in Excess of Revenues for             F-5
        the year ended December 31, 2000 (audited) and for the six months ended June 30, 2001 (unaudited)

        Notes to Statements of Certain Operating Expenses in Excess of                 F-6
        Revenues for the year ended December 31, 2000 (audited) and for the six months ended June 30, 2001 (unaudited)

Wells Real Estate Investment Trust, Inc.

        Unaudited Pro Forma Financial Statements
        ----------------------------------------

        Summary of Unaudited Pro Forma Financial Statements                            F-7

        Pro Forma Balance Sheet as of June 30, 2001                                    F-8

        Pro Forma Statement of Income for the six months ended June 30, 2001           F-10

        Pro Forma Statement of Income (loss) for the year ended December 31, 2000      F-11

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WELLS REAL ESTATE INVESTMENT
                                           TRUST, INC. (Registrant)


                                           By: /s/ Leo F. Wells, III,
                                               ------------------------------
                                                   Leo F. Wells, III,
                                                   President

Date:  October 22, 2001

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Investment Trust, Inc.:


We have audited the accompanying statement of certain operating expenses in excess of revenues for the INGRAM MICRO DISTRIBUTION FACILITY for the year ended December 31, 2000. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of certain operating expenses in excess of revenues is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of certain operating expenses in excess of revenues. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would be comparable with those resulting from the operations of the Ingram Micro Distribution Facility after acquisition by Wells Operating Partnership, L.P., a subsidiary of Wells Real Estate Investment Trust, Inc. The accompanying statement of certain operating expenses in excess of revenues was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Ingram Micro Distribution Facility's revenues and expenses.

In our opinion, the statement of certain operating expenses in excess of revenues presents fairly, in all material respects, certain operating expenses in excess of revenues for the Ingram Micro Distribution Facility for the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.


                                             /s/ Arthur Andersen LLP

Atlanta, Georgia
October 5, 2001

                      INGRAM MICRO DISTRIBUTION FACILITY


                                 STATEMENTS OF

               CERTAIN OPERATING EXPENSES IN EXCESS OF REVENUES

              FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                     AND THE YEAR ENDED DECEMBER 31, 2000


                                                        (Unaudited)
                                                            2001        2000
                                                        ----------  ------------

                                                        $       0   $         0
RENTAL REVENUES

OPERATING EXPENSES                                        945,910     2,083,598
                                                        ----------  ------------
CERTAIN OPERATING EXPENSES IN EXCESS OF
   REVENUES                                             $(945,910)  $(2,083,598)
                                                        ==========  ============



        The accompanying notes are an integral part of these statements.

                      INGRAM MICRO DISTRIBUTION FACILITY

                            NOTES TO STATEMENTS OF


               CERTAIN OPERATING EXPENSES IN EXCESS OF REVENUES

              FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                     AND THE YEAR ENDED DECEMBER 31, 2000


1.   Organization and Significant Accounting Policies

     Description of Real Estate Property Acquired

     On September 27, 2001, Wells Operating Partnership, L.P. ("Wells OP") acquired the Ingram Micro Distribution Facility from Ingram Micro, L.P. ("Ingram"). Wells OP is a Delaware limited partnership organized to own and operate properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

     Ingram currently occupies 100% of the Ingram Micro Distribution Facility under a net lease agreement (the "Ingram Lease") with Wells OP. The Ingram Micro Distribution Facility is a one-story industrial building comprised of 701,819 rentable square feet. Ingram Micro, Inc. is the guarantor of the Ingram Lease and is a public entity traded on the New York Stock Exchange. Prior to September 27, 2001, Ingram owned and occupied the entire Ingram Micro Distribution Facility; therefore, no rental revenues were recognized for the year ended December 31, 2000 or for the six months ended June 30, 2001. The initial term of the Ingram Lease commenced on September 27, 2001 and expires on September 30, 2011. Ingram has the right to extend the Ingram Lease for two additional periods of ten years at an annual rate equal to the greater of (i) 95% of the then-current fair market rental rate, or (ii) the annual rental payment effective for the final year of the term immediately prior to such extension. Annual rent, as determined for each extended term, shall also be increased by 15% beginning in the 61/st/ month of each extended term. Under the Ingram Lease, Ingram is required to pay, as additional monthly rent, all operating costs, including but not limited to insurance costs, utilities, taxes, assessments, water and sewer charges, license and permit fees. Ingram is also responsible for maintenance of the premises, including without limitation the adjoining sidewalks and curbs, roof, generators and all operational building systems.

2.   Basis of Accounting

     The accompanying statements of certain operating expenses in excess of revenues are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses such as depreciation, interest, and management fees. Therefore, these statements are not comparable to the operations of the Ingram Micro Distribution Facility after acquisition by Wells OP.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Investment Trust, Inc.:


We have audited the accompanying statement of certain operating expenses in excess of revenues of the LUCENT BUILDING for the year ended December 31, 2000. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of certain operating expenses in excess of revenues is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of certain operating expenses in excess of revenues. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would be comparable with those resulting from the operations of the Lucent Building after acquisition by Wells Operating Partnership, L.P., a subsidiary of Wells Real Estate Investment Trust, Inc. The accompanying statement of certain operating expenses in excess of revenues was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Lucent Building's revenues and expenses.

In our opinion, the statement of certain operating expenses in excess of revenues presents fairly, in all material respects, certain operating expenses in excess of revenues for the Lucent Building for the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.


                                          /s/ Arthur Andersen LLP


Atlanta, Georgia
October 5, 2001

                                LUCENT BUILDING


                                 STATEMENTS OF

               CERTAIN OPERATING EXPENSES IN EXCESS OF REVENUES

              FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                     AND THE YEAR ENDED DECEMBER 31, 2000



                                                       (Unaudited)
                                                           2001         2000
                                                       ------------   ---------

RENTAL REVENUES                                         $         0   $       0

OPERATING EXPENSES                                          246,503     465,726
                                                        -----------   ---------
CERTAIN OPERATING EXPENSES IN EXCESS OF
 REVENUES                                               $  (246,503)  $(465,726)
                                                        ===========   =========


        The accompanying notes are an integral part of these statements.

                                LUCENT BUILDING


                            NOTES TO STATEMENTS OF

               CERTAIN OPERATING EXPENSES IN EXCESS OF REVENUES

              FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                     AND THE YEAR ENDED DECEMBER 31, 2000


1.   Organization and Significant Accounting Policies

     Description of Real Estate Property Acquired

     On September 28, 2001, Wells Operating Partnership, L.P. ("Wells OP") acquired the Lucent Building from Lucent Technologies, Inc. ("Lucent"). Wells OP is a Delaware limited partnership organized to own and operate properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

     Lucent currently occupies 100% of the Lucent Building under a net lease agreement (the "Lucent Lease") with Wells OP. The Lucent Building is a four-story office building comprised of 120,000 rentable square feet. Lucent is a public entity traded on the New York Stock Exchange. Prior to September 28, 2001, Lucent owned and occupied the entire rentable square feet of the Lucent Building; therefore, no rental revenues were recognized for the year ended December 31, 2000 or for the six months ended June 30, 2001. The initial term of the Lucent Lease commenced on September 28, 2001 and expires on September 30, 2011. Lucent has the right to extend the Lucent Lease for three additional periods of five years at a rate equal to the then-current fair market rental rate. Under the Lucent Lease, Lucent is required to pay, as additional monthly rent, all operating costs including but not limited to electricity, gas, steam, water, sanitation, air conditioning, as well as other fuel and utilities for the property. Lucent is also responsible for maintaining all service and maintenance agreements for the building and equipment contained therein, including but not limited to window cleaning, security, elevator and HVAC maintenance, and janitorial and landscaping services. Wells OP will be responsible for all building repairs caused by fire or other insurable casualties.

2.   Basis of Accounting

     The accompanying statements of certain operating expenses in excess of revenues are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses such as depreciation, interest, and management fees. Therefore, these statements are not comparable to the operations of the Lucent Building after acquisition by Wells OP.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                                 JUNE 30, 2001


The following unaudited pro forma balance sheet as of June 30, 2001 has been prepared to give effect to the acquisition of the AmeriCredit Building by Wells XIII-REIT Joint Venture (a joint venture partnership between Wells Real Estate Fund XIII, L.P. and Wells Operating Partnership, L.P. ["Wells OP"]), the acquisitions of the State Street Bank Building, and the IKON Buildings by Wells OP (collectively, the "Prior Acquisitions"), and the Ingram Micro Distribution Facility, the Lucent Building and the Nissan Property acquired by Wells OP as if each acquisition occurred on June 30, 2001. The Comdata Building was acquired by Wells XII-REIT Joint Venture (a joint venture partnership between Wells Real Estate Fund XII, L.P. and Wells OP) on May 15, 2001.

The following unaudited pro forma statement of income for the six months ended June 30, 2001 has been prepared to give effect to the acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Distribution Facility, the Lucent Building, and the Nissan Property as if the acquisitions occurred on January 1, 2001. The following unaudited pro forma statement of income (loss) for the year ended December 31, 2000 has been prepared to give effect to the acquisitions of the Comdata Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Distribution Facility, and the Lucent Building as if the acquisitions occurred on January 1, 2000. The AmeriCredit Building had no operations during 2000. The Nissan Property had no operations during 2001 or 2000.

Wells OP is a Delaware limited partnership organized to own and operate properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financial statements of Wells Real Estate Investment Trust, Inc.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Distribution Facility, the Lucent Building and the Nissan Property been consummated at the beginning of the periods presented.

As of June 30, 2001, the date of the accompanying pro forma balance sheet, Wells OP held cash of $6,074,926. The additional cash used to purchase the State Street Bank Building, the IKON Buildings, the Ingram Micro Distribution Facility, the Lucent Building and the Nissan Property, including deferred project costs paid to Wells Capital, Inc. (an affiliate of Wells OP), was raised through the issuance of additional shares by Wells Real Estate Investment Trust, Inc. subsequent to June 30, 2001. This balance is reflected as purchase consideration payable in the accompanying pro forma balance sheet.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.

                             PRO FORMA BALANCE SHEET

                                  JUNE 30, 2001
                                   (Unaudited)

                                     ASSETS


                                                                              Pro Forma Adjustments
                                                     ----------------------------------------------------------------
                                         Wells
                                       Real Estate                      Ingram Micro
                                       Investment        Prior          Distribution        Lucent         Nissan        Pro Forma
                                       Trust, Inc.    Acquisitions        Facility         Building       Property         Total
                                     --------------- ---------------- ---------------- --------------  --------------  -------------
REAL ESTATE ASSETS, at cost:
    Land                              $  47,256,748   $13,335,000(a)   $   320,000(a)  $ 2,850,000(a)  $ 5,498,162(a)  $  70,176,708
                                                          555,625(b)        13,333 b)      118,750(b)      229,090(b)
    Buildings, less accumulated
       depreciation of $15,863,470      285,964,597    57,206,623(a)    20,785,184(a)   14,850,282(a)            0       382,675,107
                                                        2,383,609(b)       866,050(b)      618,762(b)            0
    Construction in progress              7,143,876             0                0               0               0         7,143,876
                                     --------------- ---------------- ---------------- --------------  --------------  -------------
         Total real estate assets       340,365,221    73,480,857       21,984,567      18,437,794       5,727,252       459,995,691

CASH AND CASH EQUIVALENTS                 6,074,926    (5,924,926)(a)            0               0               0                 0
                                                         (150,000)(c)

INVESTMENT IN BONDS                               0             0       22,000,000(f)            0               0        22,000,000

INVESTMENT IN JOINT VENTURES             60,261,895    11,343,750(d)             0               0               0        71,605,645

ACCOUNTS RECEIVABLE                       4,661,279             0                0               0               0         4,661,279

DEFERRED LEASE ACQUISITION COSTS          1,738,658             0                0               0               0         1,738,658

DEFERRED PROJECT COSTS                        3,849        (3,849)(e)            0               0               0                 0

DEFERRED OFFERING COSTS                     731,574             0                0               0               0           731,574

DUE FROM AFFILIATES                       1,242,469             0                0               0               0         1,242,469

PREPAID EXPENSES AND OTHER ASSETS         1,558,395             0                0               0               0         1,558,395
                                     --------------- ---------------- ---------------- --------------  --------------  -------------
         Total assets                 $ 416,638,266   $78,745,832      $43,984,567     $18,437,794     $ 5,727,252     $ 563,533,711
                                     =============== ================ ================ ==============  ==============  =============

                     LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                         Pro Forma Adjustments
                                                  -------------------------------------------------------------------------
                                     Wells
                                  Real Estate                      Ingram Micro
                                  Investment          Prior        Distribution       Lucent            Nissan          Pro Forma
                                  Trust, Inc.     Acquisitions       Facility        Building          Property           Total
                               ---------------  ----------------  --------------- --------------    ---------------  --------------
LIABILITIES:
    Accounts payable and
       accrued expenses         $    2,592,211  $           0     $         0     $         0     $           0      $    2,592,211
    Notes payable                   10,298,850     48,300,000(a)    8,850,000(a)   12,800,000(a)      5,498,162(a)      118,487,012
                                                   10,740,000(c)   22,000,000(g)
    Dividends payable                1,071,657              0               0               0                 0           1,071,657
    Due to affiliate                 1,508,539      2,939,234(b)      879,383(b)      737,512(b)        229,090(b)        6,743,659
                                                      449,901(e)
    Purchase consideration
       payable                               0     16,316,697(a)   12,255,184(a)    4,900,282(a)              0          33,472,163
    Deferred rental income              95,418              0               0               0                 0              95,418
                                --------------  -------------     -----------     -----------     -------------      --------------
              Total liabilities     15,566,675     78,745,832      43,984,567      18,437,794         5,727,252         162,462,120
                                --------------  -------------     -----------     -----------     -------------      --------------
COMMITMENTS AND
    CONTINGENCIES

MINORITY INTEREST OF UNIT
    HOLDER IN OPERATING
    PARTNERSHIP                        200,000              0               0               0                 0             200,000
                                --------------  -------------     -----------     -----------     -------------      --------------
SHAREHOLDERS' EQUITY:
    Common shares, $.01 par
       value; 125,000,000
       shares authorized,
       47,770,468 shares
       issued and 47,489,415
       shares outstanding              477,705              0               0               0                 0             477,705
    Additional paid-in
       capital                     403,204,416              0               0               0                 0         403,204,416
    Treasury stock, at
       cost, 281,053 shares         (2,810,530)             0               0               0                 0          (2,810,530)
                                --------------  -------------     -----------     -----------     -------------      --------------
              Total
                shareholders'
                equity             400,871,591              0               0               0                 0         400,871,591
                                --------------  -------------     -----------     -----------     -------------      --------------
              Total
                liabilities and
                shareholders'
                equity          $  416,638,266  $  78,745,832     $43,984,567     $18,437,794     $   5,727,252      $  563,533,711
                                --------------  -------------     -----------     -----------     -------------      --------------


(a) Reflects Wells Real Estate Investment Trust, Inc.'s purchase price for the land and the building.

(b) Reflects deferred project costs applied to the land and building at approximately 4.17% of the purchase price.

(c) Reflects Wells Real Estate Investment Trust, Inc.'s portion of the purchase price.

(d) Reflects Wells Real Estate Investment Trust, Inc.'s contribution to the Wells XIII-REIT Joint Venture.

(e) Reflects deferred project costs contributed to the Wells XIII-REIT Joint Venture at approximately 4.17% of the purchase price.

(f) Represents investments in bonds for which 100% of the principal balance becomes payable on December 31, 2026.

(g) Represents mortgage note secured by the Deed of Trust to the Ingram Micro Distribution Facility for which 100% of the principal balance becomes payable on December 31, 2026.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                         PRO FORMA STATEMENT OF INCOME

                    FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                  (Unaudited)

                                             Wells
                                          Real Estate                      Ingram Micro
                                          Investment          Prior         Distribution       Lucent        Pro Forma
                                          Trust, Inc.     Acquisitions       Facility        Building         Total
                                        --------------  ---------------   --------------  ------------     --------------
REVENUES:
   Rental income                          $19,711,252    $ 4,652,363(a)    $1,094,230(a)   $1,031,749(a)    $26,489,594
   Equity in income (loss) of
      joint ventures                        1,519,194        513,944(b)             0               0         1,934,514
                                                             (98,624)(c)
   Interest income                            193,007       (193,007)(d)      880,000(j)            0           880,000
                                        --------------  ---------------   --------------  ------------     --------------
                                           21,423,453      4,874,676        1,974,230       1,031,749        29,304,108
                                        --------------  ---------------   --------------  ------------     --------------
EXPENSES:
   Depreciation and amortization            6,685,716      1,191,805(e)       433,025(e)      309,381(e)      8,619,927
   Interest                                 2,809,373        379,761(f)       287,714(k)      416,128(m)      6,692,366
                                                           1,919,390(g)       880,000(l)
   Operating costs, net of
      reimbursements                        1,736,928        666,818(h)             0(h)            0(h)      2,403,746
   Management and leasing fees              1,117,902        209,356(i)        49,240(i)       46,429(i)      1,422,927
   General and administrative                 635,632              0                0               0           635,632
   Legal and accounting                       117,331              0                0               0           117,331
   Computer costs                               6,328              0                0               0             6,328
                                        --------------  ---------------   --------------  ------------     --------------
                                           13,109,210      4,367,130        1,659,979         771,938        19,898,257
                                        --------------  ---------------   --------------  ------------     --------------
NET INCOME                               $  8,314,243    $   507,546       $  324,251     $   259,811       $ 9,405,851
                                        ==============  ===============   ==============  ============     ==============
EARNINGS PER SHARE, basic and
   diluted                               $       0.22                                                       $      0.25
                                        ==============                                                     ==============
WEIGHTED AVERAGE SHARES, basic and
    diluted                                37,792,014                                                        37,792,014
                                        ==============                                                     ==============

(a)  Rental income is recognized on a straight-line basis.

(b) Reflects Wells Real Estate Investment Trust, Inc.'s equity in the income of Wells XII-REIT Joint Venture related to the Comdata Building from January 1, 2001 through May 14, 2001. The pro forma adjustment results from rental revenues less operating expenses, management fees, and depreciation.

(c) Reflects Wells Real Estate Investment Trust, Inc.'s equity in the loss of Wells XIII-REIT Joint Venture related to the AmeriCredit Building. The pro forma adjustment results from rental revenues less operating expenses, management fees, and depreciation.

(d) Represents forgone interest income related to cash utilized to purchase the Comdata Building, the AmeriCredit Building, and the State Street Bank Building.

(e) Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.

(f) Represents interest expense on the $15,575,863 drawn on Wells Real Estate Investment Trust, Inc.'s revolving credit agreement with Bank of America, N.A., which bears interest at approximately 6.5% per annum from January 1, 2001 through May 14, 2001.

(g) Represents interest expense on the $59,040,000 of notes payable to Bank of America, N.A., which bear interest at approximately 6.5% per annum for the six months ended June 30, 2001.

(h)  Consists of nonreimbursable operating expenses.

(i)  Management and leasing fees are calculated at 4.5% of rental income.

(j) Represents interest income on the $22,000,000 investment in bonds due from the Industrial Development Authority, which earns interest at 8% per annum.

(k) Represents interest expense on the $8,850,000 drawn on Wells Real Estate Investment Trust, Inc.'s revolving credit agreement with Bank of America, N.A., which bears interest at approximately 6.5% per annum for the six months ended June 30, 2001.

(l) Represents interest expense on the $22,000,000 mortgage note payable to the Industrial Development Authority, which bears interest at 8% per annum.

(m) Represents interest expense on the $12,800,000 drawn on Wells Real Estate Investment Trust, Inc.'s revolving credit agreement Bank of America, N.A., which bears interest at approximately 6.5% per annum for the six months ended June 30, 2001.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.


                      PRO FORMA STATEMENT OF INCOME (LOSS)

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                   (Unaudited)

                                          Wells
                                       Real Estate                     Ingram Micro
                                        Investment       Prior          Distribution        Lucent         Pro Forma
                                       Trust, Inc.     Acquisitions       Facility         Building          Total
                                     ---------------  --------------   ---------------  --------------    ------------
REVENUES:
   Rental income                       $ 20,505,000   $ 4,320,921(a)     $2,188,461(a)   $ 2,063,498(a)   $ 29,077,880
   Equity in income of joint
      ventures                            2,293,873       930,181(b)              0                0         3,224,054
   Interest income                          520,924      (520,924)(c)     1,760,000 (i)            0         1,760,000
   Other income                              53,409             0                 0                0            53,409
                                     ---------------  --------------   ---------------  --------------    ------------
                                         23,373,206     4,730,178         3,948,461        2,063,498        34,115,343
                                     ---------------  --------------   ---------------  --------------    ------------
EXPENSES:
   Depreciation and amortization          7,743,551     2,383,609(d)        866,049(d)       618,762(d)     11,611,971
   Interest                               4,199,461     1,284,495(e)        729,833(j)     1,055,578(l)     13,012,523
                                                        3,983,156(f)      1,760,000(k)
   Operating costs, net of
      reimbursements                        888,091       553,347(g)              0(g)             0(g)      1,441,438
   Management and leasing fees            1,309,974       194,442(h)         98,481(h)        92,857(h)      1,695,754
   General and administrative               426,680             0                 0                0           426,680
   Legal and accounting                     240,209             0                 0                0           240,209
   Computer costs                            12,273             0                 0                0            12,273
                                     ---------------  --------------   ---------------  --------------    ------------
                                         14,820,239     8,399,049         3,454,363        1,767,197        28,440,848
                                     ---------------  --------------   ---------------  --------------    ------------
NET INCOME (LOSS)                      $  8,552,967   $(3,668,871)       $  494,098      $   296,301      $  5,674,495
                                     ===============  ==============   ===============  ==============    ============
EARNINGS PER SHARE, basic and
   diluted                             $       0.40                                                       $       0.27
                                     ===============                                                      ============
WEIGHTED AVERAGE SHARES, basic
    and diluted                          21,382,418                                                         21,382,418
                                     ===============                                                      ============

(a)  Rental income is recognized on a straight-line basis.

(b) Reflects Wells Real Estate Investment Trust, Inc.'s equity in income of Wells XII-REIT Joint Venture related to the Comdata Building. The pro forma adjustment results from rental revenues less operating expenses, management fees, and depreciation.

(c) Represents forgone interest income related to cash utilized to purchase the Comdata Building and the State Street Bank Building.

(d) Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.

(e) Represents interest expense incurred on the $15,575,863 drawn on Wells Real Estate Investment Trust, Inc.'s revolving credit agreement with Bank of America, N.A., which bears interest at approximately 8.3% for the year ended December 31, 2000.

(f) Represents interest expense on the $48,300,000 of notes payable to Bank of America, N.A., which bear interest at approximately 8.3% for the year ended December 31, 2000.

(g)  Consists of nonreimbursable operating expenses.

(h)  Management and leasing fees are calculated at 4.5% of rental income.

(i) Represents interest income on the $22,000,000 investment in bonds due from the Industrial Development Authority, which earns interest at 8%.

(j) Represents interest expense on the $8,850,000 drawn on Wells Real Estate Investment Trust, Inc.'s revolving credit agreement with Bank of America, N.A., which bears interest at approximately 8.3% for the six months ended June 30, 2001.

(k) Represents interest expense on the $22,000,000 mortgage note payable to the Industrial Development Authority, which bears interest at 8%.

(l) Represents interest expense on the $12,800,000 drawn on Wells Real Estate Investment Trust, Inc.'s revolving credit agreement with Bank of America, N.A., which bears interest at approximately 8.3% for the year ended December 31, 2000.